Exhibit 99.2

GENZYME CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS

For the Three Months Ended March 31, 2009

(Amounts in thousands, except percentage and per share data)

						Items Formerly Excluded From Non-GAAP [(Income)/Expense]
	GAAP		FAS 123R	NON-GAAP		Inventory	Technology
	As Reported		Expense	As Adjusted (1)		Write-offs	Purchase	Amortization
Income Statement Classification:

Total revenues		$1,148,871			$1,148,871

Cost of products and services sold		$(295,812)	$7,234		$(288,578)	$9,154
Gross margin	74%	$853,059	$7,234	75%	$860,293	$9,154

Selling, general and administrative		$(317,961)	$23,836		$(294,125)

Research and development		$(206,925)	$13,536		$(193,389)		$18,180

Amortization of intangibles		$(57,598)			$(57,598)			$57,598

Gains (losses) on investments in equity securities		$(576)			$(576)

Other		$(979)			$(979)

Investment income		$5,350			$5,350

Summary:

Income (loss) before income taxes		$274,370	$44,606		$318,976	$9,154	$18,180	$57,598

(Provision for) benefit from income taxes	29%	$(78,884)	$(12,589)	29%	$(91,473)	$(1,923)	$(6,544)	$(15,891)

Net income (loss)		$195,486	$32,017		$227,503	$7,231	$11,636	$41,707

Net income (loss) per share:
Basic		$0.72	$0.12		$0.84	$0.03	$0.04	$0.15

Diluted		$0.70	$0.12		$0.82	$0.03	$0.04	$0.15

Weighted average shares outstanding:
Basic		270,854			270,854

Diluted		277,628			277,628

Notes:

(1) Represents the adjusted Non-GAAP results of operations and financial position for Genzyme Corporation for the three months ended March 31, 2009.  All other amounts presented herein represent previously reported amounts.  We believe that certain Non-GAAP financial measures, when considered together with the GAAP figures, can enhance the overall understanding of the company’s past financial performance and its prospects for the future.  The Non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the trends underlying our operating results and financial position and are among the primary indicators management uses for planning and forecasting purposes and measuring the company’s performance.  Such Non-GAAP financial measures should not be considered in isolation or used as a substitute for GAAP.

GENZYME CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS

For the Year Ended December 31, 2008

(Amounts in thousands, except percentage and per share data)

						Items Formerly Excluded from Non-GAAP [(Income)/Expense]
						Dilution
						Due to	Validation/
	GAAP		FAS 123R	NON-GAAP		Common Stock	Inventory	(Gain) Loss on	License
	As Reported		Expense	As Adjusted (1)		Equivalents	Write-offs	Investments	Fees	Amortization
Income Statement Classification:

Total revenues		$4,605,039			$4,605,039

Cost of products and services sold		$(1,148,562)	$27,555		$(1,121,007)		$12,614
Gross margin	75%	$3,456,477	$27,555	76%	$3,484,032		$12,614

Selling, general and administrative		$(1,338,190)	$102,745		$(1,235,445)

Research and development		$(1,308,330)	$56,673		$(1,251,657)		$11,039		$490,900

Amortization of intangibles		$(226,442)			$(226,442)					$226,442

Charge for impaired assets		$(2,036)			$(2,036)

Equity in income (loss) of equity method investments		$201			$201

Minority interest		$2,217			$2,217

Gains (losses) on investments in equity securities		$(3,340)			$(3,340)			$5,253

Other		$(1,861)			$(1,861)

Investment income		$51,260			$51,260

Interest Expense		$(4,418)			$(4,418)

Summary:

Income (loss) before income taxes		$625,538	$186,973		$812,511	$—	$23,653	$5,253	$490,900	$226,442

(Provision for) benefit from income taxes	33%	$(204,457)	$(56,740)	32%	$(261,197)	$—	$(5,724)	$(390)	$(108,328)	$(75,399)

Net income (loss)		$421,081	$130,233		$551,314	$—	$17,929	$4,863	$382,572	$151,043

Net income (loss) per share:
Basic		$1.57	$0.50		$2.07	$—	$0.07	$0.02	$1.42	$0.56

Diluted (2)		$1.50	$0.45		$1.95	$0.11	$0.06	$0.01	$1.34	$0.53

Weighted average shares outstanding:
Basic		268,490			268,490

Diluted (2)		285,595			285,595

Notes:

(1) Represents the adjusted Non-GAAP results of operations and financial position for Genzyme Corporation for the year ended December 31, 2008.  All other amounts presented herein represent previously reported amounts.  We believe that certain Non-GAAP financial measures, when considered together with the GAAP figures, can enhance the overall understanding of the company’s past financial performance and its prospects for the future.  The Non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the trends underlying our operating results and financial position and are among the primary indicators management uses for planning and forecasting purposes and measuring the company’s performance.  Such Non-GAAP financial measures should not be considered in isolation or used as a substitute for GAAP.

(2) Diluted earnings per share and diluted weighted average shares outstanding reflect the adoption of EITF 04-8. In accordance with the provisions of EITF 04-8, interest and debt fees related to our 1.25% convertible senior notes of $6,915K, net of tax, have been added back to net income and approximately 8,851K shares have been added to diluted weighted average shares outstanding for purposes of computing GAAP and Non-GAAP diluted earnings per share.

GENZYME CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS

For the Year Ended December 31, 2007

(Amounts in thousands, except percentage and per share data)

							Items Formerly Excluded From Non-GAAP [(Income)/Expense]
							Dilution	(Gain) on
							Due to	Investments
	GAAP		FAS 123R	Acquisition	NON-GAAP		Common Stock	in Equity	Litigation	Milestone	Manufacturing		Effect of
	As Reported		Expense	Related	As Adjusted (1)		Equivalents	Securities	Settlement	Payment	Related	Amortization	FIN 46
Income Statement Classification:

Total revenues		$3,813,519				$3,813,519

Cost of products and services sold		$(927,330)	$25,677			$(901,653)					$20,916
Gross margin	76%	$2,886,189	$25,677		76%	$2,911,866					$20,916

Selling, general and administrative		$(1,186,438)	$106,172			$(1,080,266)			$64,000				$200

Research and development		$(731,950)	$58,101			$(673,849)				$25,000			$7,461

Amortization of intangibles		$(201,105)				$(201,105)						$201,105

Purchase of in-process research and development		$(106,350)		$106,350		$—

Equity in income (loss) of equity method investments		$7,398		$19,150		$26,548						$830	$(3,830)

Minority interest		$3,932				$3,932							$(3,831)

Gains (losses) on investments in equity securities		$13,067				$13,067		$(10,848)

Other		$(7,118)				$(7,118)					$5,735

Investment income		$70,196				$70,196

Interest Expense		$(12,147)				$(12,147)

Summary:

Income (loss) before income taxes		$735,674	$189,950	$125,500		$1,051,124	$—	$(10,848)	$64,000	$25,000	$26,651	$201,935	$—

(Provision for) benefit from income taxes	35%	$(255,481)	$(58,148)	(15,781)	31%	$(329,410)	$—	$2,698	$—	$(9,069)	$(9,702)	$(72,449)	$—

Net income (loss)		$480,193	$131,802	$109,719		$721,714	$—	$(8,150)	$64,000	$15,931	$16,949	$129,486	$—

Net income (loss) per share:
Basic		$1.82	$0.50	$0.41		$2.73	$—	$(0.03)	$0.24	$0.06	$0.06	$0.49	$—

Diluted (2)		$1.74	$0.47	$0.39		$2.60	$0.09	$(0.03)	$0.23	$0.06	$0.06	$0.46	$—

Weighted average shares outstanding:
Basic		263,895				263,895

Diluted (2)		280,767				280,767

Notes:

(1) Represents the adjusted Non-GAAP results of operations and financial position for Genzyme Corporation for the year ended December 31, 2007.  All other amounts presented herein represent previously reported amounts. We believe that certain Non-GAAP financial measures, when considered together with the GAAP figures, can enhance the overall understanding of the company’s past financial performance and its prospects for the future.  The Non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the trends underlying our operating results and financial position and are among the primary indicators management uses for planning and forecasting purposes and measuring the company’s performance.  Such Non-GAAP financial measures should not be considered in isolation or used as a substitute for GAAP.

(2) Diluted earnings per share and diluted weighted average shares outstanding reflect the adoption of EITF 04-8. In accordance with the provisions of EITF 04-8, interest and debt fees related to our 1.25% convertible senior notes of $7,543K, net of tax, have been added back to net income and approximately 9,686K shares have been added to diluted weighted average shares outstanding for purposes of computing GAAP and Non-GAAP diluted earnings per share.

GENZYME CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS

For the Year Ended December 31, 2006

(Amounts in thousands, except percentage and per share data)

					Dilution
					Due to			Items Formerly Excluded From Non-GAAP [(Income)/Expense]
					Transition				(Gain)/Loss
					from				on Investments
	GAAP		FAS 123R		(Net Loss) to	NON-GAAP		OFT	in Equity	Settlement of	Impairment of		Effect of
	As Reported		Expense	IPR&D	Net Income	As Adjusted (1)		Settlement	Securities	Tax Audits	Goodwill	Amortization	FIN 46
Income Statement Classification:

Total revenues		$3,187,013					$3,187,013

Cost of products and services sold		$(735,671)	$21,430				$(714,241)
Gross margin	77%	$2,451,342	$21,430			78%	$2,472,772

Selling, general and administrative		$(1,010,400)	$121,822				$(888,578)	$7,936					$1,376

Research and development		$(649,951)	$65,248				$(584,703)						$19,328

Amortization of intangibles		$(209,355)					$(209,355)					$209,355

Purchase of in-process research and development		$(552,900)		$552,900			$—

Charge for impaired goodwill		$(219,245)					$(219,245)				$219,245

Equity in income (loss) of equity method investments		$15,705					$15,705						$(10,348)

Minority interest		$10,418					$10,418						$(10,352)

Gains (losses) on investments in equity securities		$73,230					$73,230		$(66,466)

Other		$(2,045)					$(2,045)

Investment income		$56,001					$56,001						$(4)

Interest Expense		$(15,478)					$(15,478)

Summary:

Income (loss) before income taxes		$(52,678)	$208,500	$552,900	$—		$708,722	$7,936	$(66,466)	$—	$219,245	$209,355	$—

(Provision for) benefit from income taxes	68%	$35,881	$(66,331)	$(148,565)	$—	25%	$(179,015)	$(2,920)	$24,459	$(31,748)	$(69,823)	$(77,043)	$—

Net income (loss)		$(16,797)	$142,169	$404,335	$—		$529,707	$5,016	$(42,007)	$(31,748)	$149,422	$132,312	$—

Net income (loss) per share:
Basic		$(0.06)	$0.54	$1.54	$—		$2.02	$0.02	$(0.16)	$(0.12)	$0.57	$0.51	$—

Diluted (2)		$(0.06)	$0.52	$1.54	$—		$2.00	$0.02	$(0.15)	$(0.11)	$0.54	$0.48	$—

Weighted average shares outstanding:
Basic		261,124					261,124

Diluted (2)		261,124			6,892		268,016

Notes:

(1) Represents the adjusted Non-GAAP results of operations and financial position for Genzyme Corporation for the year ended December 31, 2006.  All other amounts presented herein represent previously reported amounts.  We believe that certain Non-GAAP financial measures, when considered together with the GAAP figures, can enhance the overall understanding of the company’s past financial performance and its prospects for the future.  The Non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the trends underlying our operating results and financial position and are among the primary indicators management uses for planning and forecasting purposes and measuring the company’s performance.  Such Non-GAAP financial measures should not be considered in isolation or used as a substitute for GAAP.

(2) Common stock equivalents are included in the calculation of diluted earnings per share to the extent they are dilutive.  Due to the significant IPR&D charge for AnorMED of $552,900K, Genzyme had a GAAP net loss for the year ended December 31, 2006 and, therefore, the effect of options, stock purchase rights and warrants to purchase shares of Genzyme Stock, which we refer to collectively as common stock equivalents, and the potentially dilutive effect of our 1.25% convertible notes are excluded from the calculation of GAAP diluted net loss per share because the effect would be anti-dilutive.  Conversely, on a Non-GAAP basis, Genzyme produced a net profit and, therefore, the common stock equivalents are included in the calculation of Non-GAAP diluted net income per share because the effect is dilutive.  Non-GAAP diluted earnings per share excludes the potentially dilutive effect of our 1.25% convertible notes.